SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2006

Wachovia Bank Commercial Mortgage Trust Series 2006-C26

(Exact name of issuing entity)

Wachovia Bank, National Association

(Exact name of sponsor as specified in its charter)

Artesia Mortgage Capital Corporation

(Exact name of sponsor as specified in its charter)

Wachovia Commercial Mortgage Securities, Inc.

(Exact name of registrant specified in Charter)

North Carolina	333-131262-02	56-1643598

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-0166

(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (704) 374-6161

No Change

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4d(c))

ITEM 1.01.     Entry into a Material Definitive Agreement.

          On June 29, 2006, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C26 (the “Certificates”), was issued pursuant to a pooling and servicing agreement (the “Pooling Agreement”) attached hereto as Exhibit 4.1, and dated as of June 1, 2006, among Wachovia Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee.  The Certificates consist of twenty-eight classes (each, a “Class”) of Certificates, eleven of which Classes are designated as the “Class A-1 Certificates”, the “Class A-2 Certificates”, the “Class A-PB Certificates”, the  “Class A-3 Certificates”, the “Class A-1A Certificates”, the  “Class X-P Certificates”, the “Class A-M Certificates”, the “Class A-J Certificates”, the “Class B Certificates”, the “Class C Certificates” and the “Class D Certificates” (collectively, the “Offered Certificates”); and seventeen of which Classes are designated as the “Class A-3FL Certificates”, the “Class E Certificates”, the “Class F Certificates”, the “Class G Certificates”, the “Class H Certificates”, the “Class J Certificates”, the “Class K Certificates”, the “Class L Certificates”, the “Class M Certificates”, the “Class N Certificates”, the “Class O Certificates”, the “Class P Certificates”, the “Class X-C Certificates”, the “Class WM Certificates”, the “Class Z Certificates”, the “Class R-I Certificates” and the “Class R-II Certificates” (collectively, the “Private Certificates”).  The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of one hundred and fourteen (114) commercial mortgage loans (the “Mortgage Loans”) having an aggregate Cut-Off Date Pool Balance of approximately $1,731,843,767.  Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property.  Certain of the Mortgage Loans (the “Wachovia Loans”) were acquired by the Registrant from Wachovia Bank, National Association (“Wachovia”) pursuant to a mortgage loan purchase agreement, dated as of June 1, 2006, between the Registrant and Wachovia and certain of the Mortgage Loans (the “Artesia Loans”) were acquired by the Registrant from Artesia Mortgage Capital Corporation (“Artesia”) pursuant to a mortgage loan purchase agreement, dated as of June 1, 2006, between the Registrant and Artesia.  The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to Wachovia was derived from (i) the sale of the Offered Certificates by the Registrant to Wachovia Capital Markets, LLC (“Wachovia Securities”), Citigroup Global Markets, Inc. (“Citigroup Securities”), Goldman, Sachs & Co., (“Goldman, Sachs & Co.”), J.P. Morgan Securities Inc. (“JPMorgan Securities”) and Lehman Brothers Inc. (“Lehman Brothers”, together with Wachovia Securities, Citigroup Securities, Goldman, Sachs & Co. and J.P. Morgan Securities, the “Underwriters”) pursuant to the underwriting agreement (the “Underwriting Agreement”), dated June 20, 2006, and (ii) a Certificate Purchase Agreement, dated June 20, 2006, among the Registrant, Wachovia and Wachovia Securities (pertaining to the Class A-3FL, Class X-C, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class WM Certificates).  The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia.  On June 29, 2006, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement.  The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.  The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 18, 2006, and the Prospectus Supplement, dated June 20, 2006 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).  Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01. Financial Statements, Pro Forma Information and Exhibits.

(a)	Financial Statements	Not Applicable

(b)	Pro Forma Financial Information	Not Applicable

(c)	Shell Company Transactions	Not Applicable

(d)	Exhibits

Item 601(a) of Regulation S-K

Exhibit No.	Description

(1.1)

Underwriting Agreement, dated June 20, 2006, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Citigroup Global Markets, Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Lehman Brothers Inc.

(4.1)

Pooling and Servicing Agreement, dated as of June 1, 2006, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee

(5.1)	Legality Opinion of Dechert LLP, dated as of June 29, 2006

(8.1)	Tax Opinion of Dechert LLP, dated as of June 29, 2006

(23.1)	Consent of Dechert (included in Exhibits 5.1 and 8.1)

(99.1)	Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association

(99.2)	Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ H. Royer Culp, Jr.

	Name:	H. Royer Culp, Jr.
	Title:	Vice President

Date: June 29, 2006

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

(1.1)

Underwriting Agreement, dated June 20, 2006, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Citigroup Global Markets, Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Lehman Brothers Inc.

(4.1)

Pooling and Servicing Agreement, dated as of June 1, 2006, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee

(5.1)	Legality Opinion of Dechert LLP, dated as of June 29, 2006

(8.1)	Tax Opinion of Dechert LLP, dated as of June 29, 2006

(23.1)	Consent of Dechert (included in Exhibits 5.1 and 8.1)

(99.1)	Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association

(99.2)	Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation